Refund Liability	6 Months Ended
Sep. 30, 2024
Refund Liability [Abstract]
REFUND LIABILITY

NOTE 12 – REFUND LIABILITY

Refund liabilities represents the accrued liability for sales return based on the sales and the Company’s estimate of sale return rate.

Estimates of discretionary authorized returns, discounts and claims are based on (1) historical rates, (2) specific identification of outstanding returns not yet received from customers and outstanding discounts and claims and (3) estimated returns, discounts and claims expected, but not yet finalized with customers. Actual returns, discounts and claims in any future period are inherently uncertain and thus may differ from estimates recorded. If actual or expected future returns, discounts or claims were significantly greater or lower than the reserves established, a reduction or increase to net revenues would be recorded in the period in which such determination was made. Upon return, the products are recorded in inventory but are not resold due to changes in market demand and regulatory policies. Instead, they remain in inventory until a final determination is made regarding their disposition.

The estimated cost of inventory for product returns of $219,740 and $35,719, respectively, were recorded in Inventory on the condensed consolidated balance sheets as of September 30, 2024 and March 31, 2024.